                                 Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of May 1999

                     Monthly Certificateholder's Statement
                      Proffitt's Credit Card Master Trust
                                 Series 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
  1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
      "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


     Date of the Certificate                                   June 10, 1999
     Monthly Period ending:                                     May 31, 1999
     Determination Date                                        June 10, 1999
     Distribution Date                                         June 15, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                           General
-----------------------------------------------------------------------------------------------------------------------------------
201    Amortization Period                                                                                No                  201
202    Early Amortization Period                                                                          No                  202
203    Class A Investor Amount paid in full                                                               No                  203
204    Class B Investor Amount paid in full                                                               No                  204
205    Collateral Indebtedness Amount paid in full                                                        No                  205
206    Saks Incorporated is the Servicer                                                                 Yes                  206

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       as of the end of
                                                                   as of the end of prior                the relevant
                                                                       Monthly Period                   Monthly Period
                                                                   ----------------------              ---------------
207    Series 1997-2 Investor Amount                               $           235,300,000   207(a)    $   235,300,000       207(b)
208    Class A Investor Amount                                     $           180,000,000   208(a)    $   180,000,000       208(b)
209    Class B Investor Amount                                     $            20,000,000   209(a)    $    20,000,000       209(b)
210    Collateral Indebtedness Amount                              $            21,000,000   210(a)    $    21,000,000       210(b)
211    Class D Investor Amount                                     $            14,300,000   211(a)    $    14,300,000       211(b)

212    Series 1997-2 Adjusted Investor Amount                      $           235,300,000   212(a)    $   235,300,000       212(b)
213    Class A Adjusted Investor Amount                            $           180,000,000   213(a)    $   180,000,000       213(b)
214    Principal Account Balance                                   $                     -   214(a)    $             -       214(b)
215    Class B Adjusted Investor Amount                            $            20,000,000   215(a)    $    20,000,000       215(b)

216    Class A Certificate Rate                                                                               6.50%          216
217    Class B Certificate Rate                                                                               6.69%          217
218    Collateral Indebtedness Interest Rate                                                                 5.50250%        218
219    Class D Certificate Rate                                                                              5.77750%        219
220    Weighted average interest rate for Series 1997-2                                                       6.38%          220

                                                                                                       as of the end of
                                                                   as of the end of prior                the relevant
                                                                       Monthly Period                   Monthly Period
                                                                   ----------------------              ---------------
221    Series 1997-2 Investor Percentage with respect to                   32.04%            221(a)          32.04%          221(b)
       Finance Charge Receivables
222    Class A                                                             24.51%            222(a)          24.51%          222(b)
223    Class B                                                              2.72%            223(a)           2.72%          223(b)
224    Collateral Indebtedness Amount                                       2.86%            224(a)           2.86%          224(b)
225    Class D                                                              1.95%            225(a)           1.95%          225(b)

226    Series 1997-2 Investor Percentage with respect                      32.04%            226(a)          32.04%          226(b)
       to Principal Receivables
227    Class A                                                             24.51%            227(a)          24.51%          227(b)
228    Class B                                                              2.72%            228(a)           2.72%          228(b)
229    Collateral Indebtedness Amount                                       2.86%            229(a)           2.86%          229(b)
230    Class D                                                              1.95%            230(a)           1.95%          230(b)

231    Series 1997-2 Investor Percentage with respect                      32.04%            231(a)           32.04%         231(b)
       to Allocable Amounts
232    Class A                                                             24.51%            232(a)           24.51%         232(b)
233    Class B                                                              2.72%            233(a)            2.72%         233(b)
234    Collateral Indebtedness Amount                                       2.86%            234(a)            2.86%         234(b)
235    Class D                                                              1.95%            235(a)            1.95%         235(b)

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                                              Series 1997-2 Investor Distributions
-----------------------------------------------------------------------------------------------------------------------------------

236    The sum of the daily allocations of collections of Principal                                     $            -        236
       Receivables for the relevant Monthly Period
237    Class A distribution of collections of Principal Receivables per $1,000                          $            -        237
       of original principal amount

                                                                                                                         Page 1 of 5

238    Class B distribution of collections of Principal Receivables per $1,000
       of original principal amount                                                            $             -          238
239    Collateral Indebtedness Amount distribution of collections of Principal                 $             -          239
       Receivables per $1,000 of original principal amount
240    Class D distribution of collections of Principal Receivables per $1,000                 $             -          240
       of original principal amount
241    Class A distribution attributable to interest per $1,000 of original                    $          5.42          241
       principal amount
242    Class B distribution attributable to interest per $1,000 of original                    $          5.58          242
       principal amount
243    Collateral Indebtedness Amount distribution attributable to interest                    $          4.43          243
       per $1,000 of original principal amount
244    Class D distribution attributable to interest per $1,000 of original
       principal amount                                                                        $             -          244
245    Monthly Servicing Fee for the next succeeding Distribution Date per
       $1,000 of original principal amount                                                     $          1.67          245

-----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1997-2
-----------------------------------------------------------------------------------------------------------------------------------
246    Series allocation of collections of Principal Receivables                               $    46,640,031          246
247    Class A                                                                                 $    35,678,732          247
248    Class B                                                                                 $     3,964,304          248
249    Collateral Indebtedness Amount                                                          $     4,162,519          249
250    Class D                                                                                 $     2,834,477          250

251    Series allocation of collections of Finance Charge Receivables                          $     4,960,501          251
252    Class A                                                                                 $     3,794,688          252
253    Class B                                                                                 $       421,632          253
254    Collateral Indebtedness Amount                                                          $       442,714          254
255    Class D                                                                                 $       301,467          255

       Available Funds
       ---------------
256    Class A Available Funds                                                                 $     3,794,688          256
257    The amount to be withdrawn from the Reserve Account to be included in                   $             -          257
       Class A Available funds
258    Principal Investment Proceeds to be included in Class A Available Funds                 $             -          258
259    The amount of investment earnings on amounts held in the Reserve                        $             -          259
       Account to be included in Class A Available funds

260    Class B Available Funds                                                                 $       421,632          260
261    The amount to be withdrawn from the Reserve Account to be included in                   $             -          261
       Class B Available funds
262    Principal Investment Proceeds to be included in Class B Available Funds                 $             -          262
263    The amount of investment earnings on amounts held in the Reserve                        $             -          263
       Account to be included in Class B Available funds

264    Collateral Available Funds                                                              $       442,714          264

265    Class D Available Funds                                                                 $       301,467          265

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
-----------------------------------------------------------------------------------------------------------------------------------
       Class A
       -------
266    Class A Monthly Interest for the related Distribution Date, plus the                    $       975,000          266
       amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
267    If Saks Incorporated is no longer the Servicer, an amount equal to                      $             -          267
       Class A Servicing fee for the related Distribution Date
268    Class A Allocable Amount                                                                $       543,004          268
269    An amount to be included in the Excess Spread                                           $     2,276,685          269

       Class B
       -------
270    Class B Monthly Interest for the related Distribution Date, plus the                    $       111,500          270
       amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
271    If Saks Incorporated is no longer the Servicer, an amount equal to                      $             -          271
       Class B Servicing fee for the related Distribution Date

                                                                                                                         Page 2 of 5


272    An amount to be included in the Excess Spread                                               $      310,132        272

       Collateral
       ----------
273    If Saks Incorporated is no longer the Servicer, an amount equal to Collateral               $            -        273
       Servicing fee for the related Distribution Date
274    An amount to be included in the Excess Spread                                               $      442,714        274

       Class D
       -------
275    If Saks Incorporated is no longer the Servicer, an amount equal to Class D                  $            -        275
       Servicing fee for the related Distribution Date
276    An amount to be included in the Excess Spread                                               $      301,467        276
277    Available Excess Spread                                                                     $    3,330,997        277
278    Available Shared Excess Finance Charge Collections                                          $            -        278
279    Total Cash Flow available for 1997-2 waterfall                                              $    3,330,997        279

280    Class A Required Amount is to be used to fund any deficiency in line266,                    $            -        280
       line267 and line268

281    The aggregate amount of Class A Investor Charge Offs which have not                         $            -        281
       been previously reimbursed

282    Class B Required Amount to the extent attributable to line270, and line271                  $            -        282

283    Class B Allocable Amount                                                                    $       60,334        283

284    Any remaining portion of the Class B Required Amount                                        $            -        284

285    An amount equal to any unreimbursed reductions of the Class B Investor                      $            -        285
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii)
       Reallocated Principal Collections; (iii) reallocations of the Class B
       Investor Amount to the Class A Investor Amount

286    Collateral Monthly Interest for the related Distribution Date plus                          $       93,084        286
       Collateral Monthly Interest previously  due but not paid to the
       Collateral Indebtedness Holder plus Collateral Additional Interest

287    Class A Servicing Fee plus Class B Servicing Fee plus Collateral                            $      368,333        287
       Servicing Fee due for the relevant Monthly Period and not paid above

288    Class A Servicing Fee plus Class B Servicing Fee plus Collateral                            $            -        288
       Servicing Fee due but not distributed to the Servicer for prior Monthly
       Periods

289    Collateral Allocable Amount                                                                 $       63,350        289
290    Any unreimbursed reductions of the Collateral Indebtedness Amount                           $            -        290
       (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal
       Collections; (iii) reallocations of the CIA to the Class A or Class B
       Investor Amount
291    The excess, if any, of the Required Cash Collateral Amount over the                         $            -        291
       Available Collateral Amount
292    An amount equal to Class D Monthly Interest due but not paid to the Class D                 $       66,554        292
       Certificateholders plus Class D Additional Interest
293    Class D Servicing Fee due for the relevant Monthly Period and not paid above                $       23,833        293
294    Class D Servicing Fee due but not distributed to the Servicer for prior                     $            -        294
       Monthly Periods
295    Class D Allocable Amount                                                                    $       43,139        295
296    Any unreimbursed reductions of the Class D Investor Amount, if any, due                     $            -        296
       to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
       Collections; (iii) reallocations of the Class D Investor Amount to the
       Class A or Class B Investor Amount or CIA
297    Aggregate amount of any other amounts due to the Collateral                                 $            -        297
       Indebtedness Holder pursuant to the Loan Agreement
298    Excess, if any, of the Required Reserve Account Amount over the amount                      $            -        298
       on deposit in the Reserve Account
299    Shared Excess Finance Charge Collections                                                    $    2,612,370        299

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                                                Determination of Monthly Principal
-----------------------------------------------------------------------------------------------------------------------------------
300    Class A Monthly Principal (the least of line#301, line#302 and line#208)                    $            -        300
301      Available Principal Collections held in the Collection Account                            $   46,640,031        301
302      Class A Accumulation Amount                                                               $            -        302

303    Class B Monthly Principal (the least of line#304, line#305 and line#209)                    $            -        303
       (distributable only after payout of Class A)
304      Available Principal Collections held in the Collection Account less                       $   46,640,031        304
       portion of such Collections applied to Class A Monthly Principal
305      Class B Accumulation Amount                                                               $            -        305

                                                                                                                         Page 3 of 5


306    Collateral Monthly Principal (prior to payout of Class B) (the least of                     $          -          306
       line#307 and line#308)
307      Available Principal Collections held in the Collection Account less                       $  46,640,031         307
       portion of such Collections applied to Class A and Class B Monthly
       Principal
308    Enhancement Surplus                                                                         $           -         308

309    Class D Monthly Principal                                                                   $           -         309
310      Available Principal Collections held in the Collection Account less                       $  46,640,031         310
       portion of such Collections applied to Class A, Class B or collateral
       Monthly Principal

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
-----------------------------------------------------------------------------------------------------------------------------------
311    Available Enhancement Amount                                                                $  35,300,000         311
312      Amount on Deposit in the Cash Collateral Account                                          $           -         312

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
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313    Reallocated Principal Collections                                                           $           -         313
314      Class D Principal Collections (to the extent needed to fund Required                      $           -         314
       Amounts)
315      Collateral Principal Collections (to the extent needed to fund Required                   $           -         315
       Amounts)
316      Class B Principal Collections (to the extent needed to fund Required                      $           -         316
       Amounts)

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    %                                 Amount
                                                                  ------                          --------------
317    Series 1997-2 Default Amount                               32.04%         317(a)            $     709,826         317(b)
318    Class A Investor Default Amount                            24.51%         318(a)            $     543,004         318(b)
319    Class B Investor Default Amount                             2.72%         319(a)            $      60,334         319(b)
320    Collateral Default Amount                                   2.86%         320(a)            $      63,350         320(b)
321    Class D Investor Default Amount                             1.95%         321(a)            $      43,139         321(b)

322    Series 1997-2 Adjustment Amount                                                             $           -         322
323    Class A Adjustment Amount                                                                   $           -         323
324    Class B Adjustment Amount                                                                   $           -         324
325    Collateral Adjustment Amount                                                                $           -         325
326    Class D Adjustment Amount                                                                   $           -         326

327    Series 1997-2 Allocable Amount                                                              $     709,826         327
328      Class A Allocable Amount                                                                  $     543,004         328
329      Class B Allocable Amount                                                                  $      60,334         329
330      Collateral Allocable Amount                                                               $      63,350         330
331      Class D Allocable Amount                                                                  $      43,139         331

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                                                         Required Amounts
-----------------------------------------------------------------------------------------------------------------------------------
332    Class A Required Amount                                                                     $           -         332
333      Class A Monthly Interest for current Distribution Date                                    $     975,000         333
334      Class A Monthly Interest previously due but not paid                                      $           -         334
335      Class A Additional Interest for prior Monthly Period or previously due                    $           -         335
       but not paid
336      Class A Allocable Amount for current Distribution Date                                    $           -         336
337      Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                    $           -         337
338    Class B Required Amount                                                                     $           -         338
339      Class B Monthly Interest for current Distribution Date                                    $     111,500         339
340    Class B Monthly Interest previously due but not paid                                        $           -         340
341    Class B Additional Interest for prior Monthly Period or previously due                      $           -         341
       but not paid
342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                      $           -         342
343    Excess of Class B Allocable Amount over funds available to make payments                    $           -         343

344    Collateral Required Amount                                                                  $           -         344
345      Collateral Monthly Interest for current Distribution Date                                 $      93,084         345
346      Collateral Monthly Interest previously due but not paid                                   $           -         346
347      Collateral Additional Interest for prior Monthly Period or previously                     $           -         347
       due but not paid

                                                                                                                         Page 4 of 5


348    Collateral Servicing Fee (if Saks Incorporated is no longer the                          $              -         348
       Servicer)
349    Excess of Collateral Allocable Amount over funds available to make                       $              -         349
       payments

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
-----------------------------------------------------------------------------------------------------------------------------------
       Class A
       -------
350    Class A Investor Amount reduction                                                        $              -         350
351      Class A Investor Charge Off                                                            $              -         351
352      Reductions of the Class A Investor Amount                                              $              -         352

       Class B
       -------
353    Class B Investor Amount reduction                                                        $              -         353
354      Class B Investor Charge Off                                                            $              -         354
355      Reductions of the Class B Investor Amount                                              $              -         355
356      Reallocated Principal Collections applied to Class A                                   $              -         356

       Collateral
       ----------
357    Collateral Indebtedness Amount reduction                                                 $              -         357
358      Collateral Indebtedness Amount Charge Off                                              $              -         358
359      Reductions of the Collateral Indebtedness Amount                                       $              -         359
360      Reallocated Principal Collections applied to Class B                                   $              -         360

       Class D
       -------
361    Class D Investor Amount reduction                                                        $              -         361
362      Class D Investor Charge Off                                                            $              -         362
363      Reductions of the Class D Investor Amount                                              $              -         363
364      Reallocated Principal Collections applied to Collateral Indebtedness                   $              -         364
         Amount

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
-----------------------------------------------------------------------------------------------------------------------------------
365    Series 1997-2 Servicing Fee                                                              $        392,167         365
366      Class A Servicing Fee                                                                  $        300,000         366
367      Class B Servicing Fee                                                                  $         33,333         367
368      Collateral Servicing Fee                                                               $         35,000         368
369      Class D Servicing Fee                                                                  $         23,833         369

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                                                          Reserve Account
-----------------------------------------------------------------------------------------------------------------------------------
370    Required Reserve Account Amount (if applicable)                                                       N/A         370
371    Reserve Account Reinvestment Rate (if applicable)                                                     N/A         371
372    Reserve Account balance                                                                  $              -         372
-----------------------------------------------------------------------------------------------------------------------------------
373    Accumulation Period Length                                                                      12 months         373

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 1999.


       Saks Incorporated,
       as Servicer

       By  /s/ James S. Scully
           -------------------------------
       Name:   James S. Scully
       Title:  Vice President and Treasurer

                                                                     Page 5 of 5